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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 22, 1995
                Date of Report (Date of earliest event reported)

                        TURNER BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


         Georgia                           0-9334                58-0950695
         -------                           ------                ----------
(State or other jurisdiction             (Commission         (IRS Employer
of incorporation)                         File Number)       Identification No.)

              One CNN Center, Atlanta, Georgia           30303
         (Address of principal executive offices)      (Zip Code)

     Registrant's telephone number, including area code: (404) 827-1700

                               Not Applicable
        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

        On September 22, 1995, the Board of Directors of Turner Broadcasting System, Inc., a Georgia corporation (the "Company"), approved the merger (the "Merger") of the Company with a wholly-owned subsidiary of Time Warner Inc., a Delaware corporation ("Time Warner"). Thereafter, the Company, Time Warner and Time Warner Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Time Warner, executed an Agreement and Plan of Merger, dated as of September 22, 1995 (the "Merger Agreement"). In the Merger, each outstanding share of Class A Common Stock, par value $0.0625 per share, of the Company and each share of Class B Common Stock, par value $0.0625 per share, of the Company (other than shares held by Time Warner or in the treasury of the Company and other than shares with respect to which dissenters' rights are perfected) will be converted into 0.75 of a share of common stock, par value $1.00 per share, of Time Warner ("Time Warner Common Stock"), and each share of Class C Convertible Preferred stock, par value $0.125 per share, of the Company (other than shares held by Time Warner or in the treasury of the Company and other than shares with respect to which dissenters' rights are perfected) will be converted into 4.80 shares of Time Warner Common Stock. The Company has agreed pursuant to the Merger Agreement not to solicit any other takeover proposal and, subject to certain conditions, not to provide any information to or to negotiate with any other party. In addition, in the event that the Merger Agreement is terminated under certain circumstances, the Company would be obligated to pay to Time Warner a termination fee of $175 million. The Merger Agreement also contemplates an alternative structure, if the parties so agree, which would involve the merger of each of the Company and Time Warner with separate subsidiaries of a newly-formed holding company. If such holding company structure is implemented, each issued and outstanding share of Company capital stock (other than shares held by Time Warner or in the treasury of the Company and other than shares with respect to which dissenters' rights are perfected) will be converted into the right to receive common stock of such newly-formed holding company at the same exchange ratios described above. A copy of the Merger Agreement is filed herewith as an exhibit and is incorporated herein by reference.

        The Merger is subject to a number of closing conditions, including regulatory approvals and the approval of the shareholders of the Company and the stockholders of Time Warner. There can be no assurance that all of the conditions to the consummation of the Merger will be satisfied or that, as a condition to the grant of any approvals by governmental agencies, changes will not be required to the terms of the Merger Agreement or the other agreements entered into by the Company, Time Warner and Liberty Media Corporation ("LMC") and its affiliates in connection with the Merger. As a result of the arrangements among R.E. Turner, the Company, Time Warner and LMC and its affiliates described below, holders of a sufficient number of shares of Company capital stock of each class have agreed to vote in favor of the Merger to assure its approval by the Company's shareholders, regardless of the vote of any other shareholders of the Company. The LMC Agreement described below, however, provides that the obligation of LMC and its affiliates to vote for the Merger is subject to certain conditions, including there not having been amendments to the agreements that would have certain effects on LMC.

        R.E. Turner and Turner Outdoor, Inc. (collectively, the "Turner Shareholders") have entered into a Shareholders' Agreement (the "Shareholders Agreement") pursuant to which the Turner Shareholders have agreed to vote all of their shares of Company capital stock in favor of the approval of the Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement. A copy of the Shareholders' Agreement is filed herewith as an exhibit and is incorporated herein by reference. Pursuant to the Merger Agreement, Time Warner has agreed to vote all of its shares of Company capital stock in favor of the approval of the Merger and the approval and adoption of the Merger Agreement. In addition, pursuant to the Merger Agreement and the Shareholders' Agreement, Time Warner and the Turner Shareholders have agreed that, upon consummation of the Merger, Time Warner and the Turner Shareholders and certain of their affiliates will enter into Investors' Agreements and a Registration Rights Agreement (the forms of which are attached as Exhibits to the Merger Agreement and are incorporated herein by reference), pursuant to which (a) Mr. Turner will, subject to certain conditions, be entitled to designate two persons for election to the Board of Directors of Time Warner, (b) the Turner Shareholders and certain of their affiliates will be subject to certain restrictions on transfers of Time





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Warner Common Stock and certain restrictions on other activities relating to
Time Warner and (c) the Turner Shareholders and certain of their affiliates will have the right to require Time Warner to register for resale shares of Time Warner Common Stock received in the Merger under the Securities Act of 1933, as amended.

        Concurrently with the execution and delivery of the Merger Agreement,
(i) the Company and LMC Southeast Sports, Inc. entered into a Stock Purchase Agreement (the "SportSouth Stock Purchase Agreement"); and (ii) Time Warner, LMC and certain subsidiaries of LMC entered into the LMC Agreement (the "LMC Agreement"). A copy of each of the SportSouth Stock Purchase Agreement and the LMC Agreement is filed herewith as an exhibit and is incorporated herein by reference. The Company has also agreed, subject to the consummation of the Merger, to extend the existing affiliation agreements pursuant to which Tele-Communications, Inc. and its affiliates distribute programming produced by the Company. In addition, Time Warner, LMC and certain affiliates of LMC have agreed to enter into certain other agreements relating to (i) the purchase by LMC of Time Warner's 14.8% interest in the Sunshine Network, a regional sports programming network, and (ii) the purchase by Time Warner of an option to purchase Southern Satellite Systems, Inc. from an affiliate of LMC. Both of such transactions are conditioned upon the consummation of the Merger.

         Pursuant to the LMC Agreement, LMC and certain of its subsidiaries have agreed, subject to certain conditions, to vote all their shares of Company capital stock in favor of the approval of the Merger and each of the other transactions contemplated by the Merger Agreement and in favor of the approval and adoption of the Merger Agreement. Pursuant to the LMC Agreement, Time Warner has agreed with LMC that, upon the happening of certain events, LMC will have the right to cause Time Warner to terminate the Merger Agreement and abandon the Merger.

        The LMC Agreement contemplates that all of the shares of Time Warner Common Stock issued in the Merger to LMC and its subsidiaries will be exchanged for shares of a new class of Time Warner stock (the "New TW Stock") which is economically equivalent to the Time Warner Common Stock. All shares of the New TW Stock received by LMC and its subsidiaries, together with all other voting securities of Time Warner held from time to time by LMC or any of its controlled affiliates, shall be deposited in a voting trust and voted by the trustee thereunder, who initially will be Gerald M. Levin, the Chairman and Chief Executive Officer of Time Warner. The LMC Agreement also provides for the termination, under certain circumstances, of such voting trust arrangement and the exchange by LMC and its subsidiaries of the New TW Stock for shares of non-voting convertible preferred stock of Time Warner.

         On September 22, 1995, the Company and Time Warner issued a joint press release announcing the Merger, which is filed herewith as an exhibit and is incorporated herein by reference.

         Since August 30, 1995 and prior to September 22, 1995, fourteen complaints had been filed against the Company, its directors and Time Warner, and in most cases, Tele-Communications, Inc. ("TCI"), in Superior Court in Fulton County, Georgia. An additional complaint was filed in Chancery Court in New Castle County, Delaware on October 2, 1995 against the Company, its directors, Time Warner and TCI. These complaints, all purportedly brought on behalf of a class of the Company's public shareholders, allege, among other things, that some or all of the defendants have breached their fiduciary duties as directors and/or shareholders. All of the complaints seek damages, and most of the complaints also seek, among other things, to enjoin consummation of the Merger. The Company intends to vigorously defend each of these lawsuits.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         The following items are filed with this report:



             Exhibit Number                     Description
             --------------                     -----------
                    2             Agreement and Plan of Merger, dated as of
                                  September 22, 1995, among Time Warner Inc.,
                                  Time Warner Acquisition Corp. and Turner
                                  Broadcasting System, Inc.

                  99.1            Shareholders' Agreement, dated as of
                                  September 22, 1995, among Time Warner Inc.,
                                  R.E. Turner, and Turner Outdoor, Inc.

                  99.2            Stock Purchase Agreement, dated as of
                                  September 22, 1995, between Turner
                                  Broadcasting System, Inc. and LMC
                                  Southeast Sports, Inc.

                  99.3 LMC Agreement, dated as of September 22, 1995, among Time Warner Inc., Liberty Media
                                  Corporation and certain subsidiaries of
                                  Liberty Media Corporation.

                  99.4            Press Release.





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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.





                                        TURNER BROADCASTING SYSTEM, INC.

                                            (Registrant)



Date: October 5, 1995                  By:      /s/ William S. Ghegan
                                             -----------------------------------
                                        Name:   William S. Ghegan
                                        Title:  Vice President and Controller
                                                and Chief Accounting Officer





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                                EXHIBIT INDEX


             Exhibit Number                     Description
             --------------                     -----------
                    2             Agreement and Plan of Merger, dated as of
                                  September 22, 1995, among Time Warner Inc.,
                                  Time Warner Acquisition Corp. and Turner
                                  Broadcasting System, Inc.

                  99.1            Shareholders' Agreement, dated as of
                                  September 22, 1995, among Time Warner Inc.,
                                  R.E. Turner, and Turner Outdoor, Inc.

                  99.2            Stock Purchase Agreement, dated as of
                                  September 22, 1995, between Turner
                                  Broadcasting System, Inc. and LMC
                                  Southeast Sports, Inc.

                  99.3 LMC Agreement, dated as of September 22, 1995, among Time Warner Inc., Liberty Media
                                  Corporation and certain subsidiaries of
                                  Liberty Media Corporation.

                  99.4            Press Release.





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